Exhibit 10.1

SETTLEMENT, RELEASE AND CROSS-LICENSE AGREEMENT

This Settlement, Release and Cross-License Agreement (“Agreement”) is entered into effective as of May 27, 2014 (“Effective Date”) by and between Juniper Networks, Inc. (“Juniper”), and Palo Alto Networks, Inc. (“PAN”) (hereinafter, collectively the “Parties” or individually each “Party”).

WHEREAS, the Parties are involved in a number of legal disputes in state and Federal court, including: Juniper Networks, Inc. v. Palo Alto Networks, Inc., Case No. 1:11-cv-01258-SLR (D. Del.); Palo Alto Networks, Inc. v. Juniper Networks, Inc., Case No. 5:13-cv-04510-SBA (N.D. Cal.); and Nir Zuk and Palo Alto Networks, Inc. v. Juniper Networks, Inc., Case No. 113-CV-253876 (Santa Clara Sup. Ct.) (collectively the “Court Proceedings”); and

WHEREAS, the Parties are involved in a number of proceedings involving the United States Patent and Trademark Office, including: Inter Partes Reexamination, Control No. 95/002,249 (‘347 patent); Inter Partes Reexamination, Control No. 95/002,250 (‘459 patent); Inter Partes Reexamination, Control No. 95/002,251 (‘700 patent); Inter Partes Reexamination, Control No. 95/002,252; Inter Partes Reexamination, Control No. 95/002,254; Palo Alto Networks, Inc. v. Juniper Networks, Inc., Case IPR2013-00369 (PTAB); and Palo Alto Networks, Inc. v. Juniper Networks, Inc., Case IPR2013-00466 (PTAB) (collectively the “PTO Proceedings”); and

WHEREAS, the Parties desire to enter into this Agreement in order to resolve the Court Proceedings, the PTO Proceedings, and all other pending or threatened claims and disputes between the parties, completely and amicably, without further litigation and without any admissions with respect to the claims and counterclaims.

NOW, THEREFORE, in consideration of the covenants, conditions and undertakings set forth in this Agreement, the Parties hereby agree as follows:

ARTICLE I. DEFINITIONS

For purposes of this Agreement, the terms defined in this Article I shall have the meanings specified below:

1.1 “Affiliate” shall mean, with respect to an entity, any entities controlled by, under common control with or in control of such entity. The term “control,” as used in this definition, and in the definition of “Subsidiary,” means the ownership or possession by one person or entity, directly or indirectly, of 50% or more voting equity of the subject other entity. An entity shall include, without limitation, any organization, corporation, partnership, limited liability company, joint venture, unincorporated association, sole proprietorship or other entity that is recognized as a legal entity. An entity shall constitute an Affiliate only with respect to the period when such control exists.

1.2 “Juniper Patents” means (a) all patents for which Juniper asserted a claim of infringement in any of the Court Proceedings, which are listed in Exhibit A

(collectively, the “listed patents”), and (b) any other patents and patent applications worldwide that claim priority to or have common priority with (i) the listed patents or (ii) the applications from which the listed patents have issued, and any continuations, continuations in part, divisionals, reissues, and results of reexam of the listed patents or such other patents or patent applications (including any foreign counterparts of the listed patents or such other patents and patent applications).

1.3 “PAN Patents” means (a) all patents for which PAN asserted a claim of infringement in any of the Court Proceedings, which are listed in Exhibit B (collectively, the “listed patents”), and (b) any other patents and patent applications worldwide that claim priority to or have common priority with (i) the listed patents or (ii) the applications from which the listed patents have issued, and any continuations, continuations in part, divisionals, reissues, and results of reexam of the listed patents or such other patents or patent applications (including any foreign counterparts of the listed patents or such other patents and patent applications), provided that, in the case of clause (b), “PAN Patents” includes only the patents and patent applications (if any) actually owned by PAN or its Subsidiaries.

1.4 “Subsidiary” shall mean, with respect to an entity, any and all entities controlled by such entity. An entity shall constitute a Subsidiary only with respect to the period when such control exists.

ARTICLE II. PAYMENTS TO JUNIPER

2.1 Cash Payment to the Juniper. As soon as reasonably practicable following the date upon which a judgment or stipulation for entry of judgment has been issued by the courts in each Court Proceeding (the “Stipulation Date”) (and in any event not later than three (3) business days following the Stipulation Date), PAN shall pay to Juniper the aggregate sum of $75,000,000.00 by wire transfer to an account specified by Juniper in writing to PAN.

2.2 Stock Grant to Juniper. On the Effective Date, PAN shall issue to Juniper 1,080,747 shares of common stock (the “Shares”), which is equal to the quotient (rounded to the nearest whole number) of $70,000,000.00 divided by $64.77 (the “Average Price”), which is the volume-weighted average closing price of PAN common stock for the five (5) trading days immediately preceding the Effective Date. The Shares shall be issued to Juniper in reliance on the exemption from registration provided by Section 4(a)(2) (“Section 4(a)(2)”) of the of the Securities Act of 1933, as amended (the “Securities Act”).

2.3 Warrant Grant to Juniper. As soon as reasonably practicable following the Stipulation Date (and in any event not later than three (3) business days following the Stipulation Date), PAN shall issue to Juniper a warrant in the form attached hereto as Exhibit D (the “Warrant”) to purchase 463,177 shares of common stock (the “Warrant Shares”), which is equal to the quotient (rounded to the nearest whole number) of $30,000,000.00 divided by the Average Price. The Warrant shall be issued to Juniper in reliance on the same federal securities law exemption as the Shares.

2.4 Registration of Shares and Warrant Shares. “Settlement Securities” means the Shares and Warrant Shares.

ARTICLE III. GRANT OF RIGHTS UNDER PATENTS

3.1 Rights Granted to PAN Under the Juniper Patents. Juniper hereby grants to PAN and its Subsidiaries a non-transferable (except as provided herein), non-exclusive, irrevocable, fully paid-up, royalty-free, worldwide right and license of the Juniper Patents to make, have made, use, import, have imported, export, have exported, market, distribute, sell, lease and offer to sell any products and services, and employ any processes and methods, in whole or in part, including in combination, for the life of the patents.

3.2 Rights Granted to Juniper Under the PAN Patents. PAN hereby grants to Juniper and its Subsidiaries a non-transferable (except as provided herein), non-exclusive, irrevocable, fully paid-up, royalty-free, worldwide right and license of the PAN Patents to make, have made, use, import, have imported, export, have exported, market, distribute, sell, lease and offer to sell any products and services, and employ any processes and methods, in whole or in part, including in combination, for the life of the patents.

3.3 Immunity for Customers and Suppliers. The licenses in this Article III include immunity under the Juniper Patents and PAN Patents for the distributors, resellers, end-users and other customers (direct or indirect) of PAN and Juniper and their Subsidiaries for the products and services marketed, distributed, sold or leased by PAN or Juniper or their Subsidiaries regardless of whether the customers’ activities occur in the same country in which Juniper or PAN or their Subsidiaries first marketed, distributed, sold or leased the products or services. The immunity (a) will apply to the combination of the products and services provided by PAN and Juniper and their Subsidiaries with other products and services not provided by PAN or Juniper or their Subsidiaries only if the products or services of PAN or Juniper or their Subsidiaries embody a material element of the patents, and (b) in the case of software and other copyrightable subject matter provided by PAN or Juniper or their Subsidiaries, will apply to the copies of such software and other copyrightable subject matter made by or for the customers. The licenses in this Article III also include immunity under the Juniper Patents and PAN Patents for the manufacturers, service providers and other suppliers of PAN and Juniper and their Subsidiaries, but only for products and services provided to or for Juniper or PAN or their Subsidiaries.

3.4 No Sublicenses. Subject to the other terms of this Agreement, the rights granted in Sections 3.1 and 3.2 are not sublicensable.

ARTICLE IV. RELEASES AND COVENANTS

4.1 Juniper Patent Release. Effective immediately upon the Effective Date, Juniper and its Subsidiaries hereby release, acquit, covenant not to sue and forever discharge PAN and its Subsidiaries from any and all actions, causes of action, claims, assertions or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for any and all known and unknown acts related to the Juniper Patents, including, without limitation, all actions, causes of action, claims, assertions or demands that were raised or could have been raised in the Court Proceedings or PTO Proceedings. This release encompasses all uses of PAN’s and its Subsidiaries’ products and services, including all uses of PAN and Subsidiary products and services by third parties. For purposes of this Section 4.1, “uses” of PAN and Subsidiary products and services includes the resale, further distribution, export and import (and, in the case of software and other copyrightable subject matter, copying) of such products and services.

4.2 PAN Patent Release. Effective immediately upon the Effective Date, PAN and its Subsidiaries hereby release, acquit, covenant not to sue and forever discharge Juniper and its Subsidiaries from any and all actions, causes of action, claims, assertions or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for any and all known and unknown acts related to the PAN Patents, including, without limitation, all actions, causes of action, claims, assertions or demands that were raised or could have been raised in the Court Proceedings or PTO Proceedings. This release encompasses all uses of Juniper’s and its Subsidiaries’ products and services, including all uses of Juniper and Subsidiary products and services by third parties. For purposes of this Section 4.2, “uses” of Juniper and Subsidiary products and services includes the resale, further distribution, export and import (and, in the case of software and other copyrightable subject matter, copying) of such products and services.

4.3 Juniper General Release. Effective immediately upon the Effective Date, except as set forth below, Juniper and its Subsidiaries hereby release, acquit, covenant not to sue and forever discharge PAN and its Subsidiaries and their respective agents, attorneys, insurers, contractors, employees, officers, directors and investors (in their capacities as such) from any and all actions, causes of action, claims, assertions or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for any and all known and unknown acts arising, occurring or otherwise incurred on or before the Effective Date, whether or not the foregoing were raised or could have been raised in the Court Proceedings or the PTO Proceedings.

4.4 PAN General Release. Effective immediately upon the Effective Date, except as set forth below, PAN and its Subsidiaries hereby release, acquit, covenant not to sue and forever discharge Juniper and its Subsidiaries and their respective agents, attorneys, insurers, contractors, employees, officers, directors and investors (in their capacities as such) from any and all actions, causes of action, claims, assertions or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for any and all known and unknown acts arising, occurring or otherwise incurred on or before the Effective Date, whether or not the foregoing were raised or could have been raised in the Court Proceedings or the PTO Proceedings.

4.5 PAN PTO Proceedings. Effective immediately upon the Effective Date, PAN and its Subsidiaries agree for a period of eight (8) years following the Effective Date to refrain from initiating or participating in any proceedings directed at challenging any of the Juniper Patents or any other patents of Juniper or its Subsidiaries in the United

States Patent & Trademark Office (“USPTO”), other than in response to a litigation, proceeding, assertion of infringement, or similar action by Juniper or its Subsidiaries relating to patents. PAN will cooperate with Juniper in submitting joint motions to terminate any and all PTO Proceedings that allow for submission of such a motion. Juniper acknowledges and agrees that PAN and its Subsidiaries will not be in breach of this Agreement for the continuation after the Effective Date of USPTO proceedings commenced before the Effective Date over which they have no control notwithstanding their refraining from participating in the proceedings.

4.6 Juniper PTO Proceedings. Effective immediately upon the Effective Date, Juniper and its Subsidiaries agree for a period of eight (8) years following the Effective Date to refrain from initiating or participating in any proceedings directed at challenging any of the PAN Patents or any other patents of PAN or its Subsidiaries in the USPTO, other than in response to a litigation, proceeding, assertion of infringement, or similar action by PAN or its Subsidiaries relating to patents.

4.7 No Limitation on Patent Prosecution or Defenses. Nothing in Section 4.5 or 4.6 shall prevent or constrain a party in any way from taking actions in connection with the prosecution of their own patents and patent applications before the USPTO or any foreign equivalent or from participating in interference or derivation proceedings to establish the priority of their inventions or their inventorship. In addition, nothing in this Article IV (including the releases) shall prevent or constrain a party in any way from employing any defense to a claim of patent infringement (including any defense based on invalidity, unenforceability or scope of the claims of the patent).

4.8 Juniper Covenant Not To Sue For Infringement. For a period of eight (8) years following the Effective Date, Juniper will not bring any litigation or proceeding against PAN or its Subsidiaries or any third party alleging, directly or indirectly, that PAN or its Subsidiaries or any product or service made, have made, used, marketed, distributed, sold, leased or offered for sale by or for PAN or any of its Subsidiaries infringes, directly or indirectly, any patent owned or controlled by, or exclusively licensed to, Juniper or a Juniper Subsidiary, nor will damages for any alleged infringement accrue during this 8-year period (and, on expiration of this period, there will be no right to sue for past damages). If any non-Affiliate entity purchases or obtains all or substantially all of the ownership interest in PAN (“PAN Acquisition”), (a) the products or services subject to this covenant will thereafter be limited to the products and services that are or have been made, used, distributed, sold, leased or offered for sale, or under active development, by or for PAN or its Subsidiaries at the time of the PAN Acquisition and any improvements, upgrades or successors to any such products and services (including new products and services embodying the functionality of such products and services), regardless of whether they bear the same product name as such products and services, and will not apply to any then-existing products and services of the acquiring entity or its other Subsidiaries, and (b) whether or not this Agreement is assigned to the acquiring entity or any of its other Subsidiaries pursuant to Section 8.6, the releases and covenants of this Agreement will not apply to any patents or patent applications of the acquiring entity or its other Subsidiaries. For purposes of this section, “active development” means a non-trivial, documented investment in and progress toward engineering, research, or development as opposed to creating a conceptual or aspirational description of a future product or service.

4.9 PAN Covenant Not To Sue For Infringement. For a period of eight (8) years following the Effective Date, PAN will not bring any litigation or proceeding against Juniper or its Subsidiaries or any third party alleging, directly or indirectly, that Juniper or its Subsidiaries or any product or service made, have made, used, marketed, distributed, sold, leased or offered for sale by or for Juniper or any of its Subsidiaries infringes, directly or indirectly, any patent owned or controlled by, or exclusively licensed to, PAN or a PAN Subsidiary, nor will damages for any alleged infringement accrue during this 8-year period (and, on expiration of this period, there will be no right to sue for past damages). If any non-Affiliate entity purchases or obtains all or substantially all of the ownership interest in Juniper (“Juniper Acquisition”), (a) the products or services subject to this covenant will thereafter be limited to the products and services that are or have been made, used, distributed, sold, leased or offered for sale, or under active development, by or for Juniper or its Subsidiaries at the time of the Juniper Acquisition and any improvements, upgrades or successors to any such products and services (including new products and services embodying the functionality of such products and services), regardless of whether they bear the same product name as such products and services, and will not apply to any then-existing products and services of the acquiring entity or its other Subsidiaries, and (b) whether or not this Agreement is assigned to the acquiring entity or any of its other Subsidiaries pursuant to Section 8.6, the releases and covenants of this Agreement will not apply to any patents or patent applications of the acquiring entity or its other Subsidiaries. For purposes of this section, “active development” means a non-trivial, documented investment in and progress toward engineering, research, or development as opposed to creating a conceptual or aspirational description of a future product or service.

4.10 Immunity for Customers and Suppliers. The covenants in Sections 4.8 and 4.9 include immunity under the patents to which those covenants apply (“Covenant Patents”) (a) for the combination of the products and services provided by PAN and Juniper and their Subsidiaries with other products and services not provided by PAN or Juniper or their Subsidiaries only if the products or services of PAN or Juniper or their Subsidiaries embody a material element of the patents, and (b) in the case of software and other copyrightable subject matter provided by PAN or Juniper or their Subsidiaries, for the copies of such software and other copyrightable subject matter made by or for the customers. The covenants in Sections 4.8 and 4.9 also include immunity under the Covenant Patents for the manufacturers, service providers and other suppliers of PAN and Juniper and their Subsidiaries, but only for products and services provided to or for Juniper or PAN or their Subsidiaries.

4.11 Effect of Ceasing to Be Subsidiary. The parties acknowledge and agree that (a) the covenants in Sections 4.8 and 4.9 will apply to a Subsidiary (as grantee) only with respect to the period when such entity meets the requirements for being a “Subsidiary” and will terminate as to activities that occur after such entity ceases to be a Subsidiary, but (b) an entity’s ceasing to be a Subsidiary will not affect the covenants granted under this Agreement with respect to the Covenant Patents of such entity, which such covenants will remain in effect subject to the terms and conditions of this Agreement with respect to the remaining term of the 8-year period even after such entity ceases to be a Subsidiary.

4.12 California Civil Code 1542 Waiver. Each of the Parties, on behalf of themselves and their respective Subsidiaries, expressly and knowingly waive any and all rights or remedies which they have or may have under the provisions of Section 1542 of the California Civil Code (or any similar statute in any other state or jurisdiction) with respect to all potential claims described in Sections 4.1, 4.2, 4.3, and 4.4, whether known or unknown. Section 1542 reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

ARTICLE V. DISMISSAL

5.1 Dismissal. Within one (1) business day of the Effective Date, the Parties agree to stipulate to terminate and dismiss with prejudice all of the pending litigation and proceedings between them by the entry of a Stipulations of Dismissal and Agreed Orders of Dismissal with Prejudice in the form attached as Exhibit C. Each Party shall bear its own costs and attorneys’ fees with respect to the Court Proceedings and the PTO Proceedings.

ARTICLE VI. REPRESENTATIONS AND WARRANTIES; LIABILITY

6.1 Authorization. Each Party represents and warrants to the other Party that it has the legal right and power (on behalf of itself and its Subsidiaries) to enter into this Agreement, to extend the releases, covenants not to sue, licenses and other rights granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party. Each Party represents and warrants to the other Party that there are no other persons whose consent to this Agreement or whose joinder hereto is necessary to make fully effective the provisions of this Agreement, including, without limitation, that there are no other entities who possess any interest in or otherwise have any right to consent with respect to the patent rights being licensed or the claims being released herein. Upon execution, this Agreement will be a legal and binding obligation of each of the Parties and their Subsidiaries, enforceable against each Party and its Subsidiaries in accordance with its terms, except as enforcement may be limited by equitable principles or creditor’s rights generally. Without limitation of the generality of the foregoing, each Party represents and warrants that the releases, covenants not to sue, licenses and other rights will be binding on all of its Subsidiaries, such that all the Subsidiaries of such Party have granted and will grant to the other party (as grantee) releases, covenants not to sue, licenses and other rights of the scope contemplated by this Agreement under all patents of such Subsidiaries that, if held by such Party itself, would be subject to those releases, covenants not to sue, licenses and other rights (and each Party covenants that it will cause the foregoing to be true). In addition, each Party represents and warrants to the other Party that in the one-year period before the Effective Date, neither such Party nor any of its Subsidiaries has assigned or otherwise transferred any patents or patent applications (or engaged in any other actions that would cause any patents or patent applications not to become Covenant Patents).

6.2 Full Understanding and Without Duress. Each of the Parties acknowledges that it has read all of the terms of this Agreement and enters into those terms voluntarily and without duress. Each Party has been represented by legal counsel and enters into this Agreement with full knowledge and understanding of the legal consequences hereof.

6.3 Licenses are Material Terms. Each Party acknowledges and agrees that the cross-licenses, releases and covenants granted hereunder are material terms of this Agreement, in the absence of which the Parties would not have entered into this Agreement or agreed to settle the disputes between them.

6.4 Reliance. Each of the warranties and representations contained in this Agreement is material and the Parties are relying upon each one in entering into this Agreement.

6.5 Disclaimer of Warranties. Nothing in this Agreement shall be construed as (i) a warranty or representation as to the validity or scope of any patent or claim included within the Juniper Patents or the PAN Patents; (ii) a warranty or representation that the exploitation of any patent rights hereunder or the manufacture, use, sale, offer for sale or import of any products or services is or will be free from infringement of patents or other rights of third parties; (iii) an obligation of any Party to bring or prosecute actions or suits against third parties for infringement; (iv) an obligation of any Party to defend against any action challenging the validity of the licensed patents; or (v) an obligation of any Party to maintain any patent or to continue to prosecute any patent application anywhere in the world.

6.6 EXCEPT AS TO EXPRESS REPRESENTATIONS, WARRANTIES AND OTHER TERMS IN THIS AGREEMENT, EACH OF THE JUNIPER PATENTS AND THE PAN PATENTS ARE LICENSED “AS-IS” WITHOUT REPRESENTATION, WARRANTY OR LIABILITY OF ANY KIND. EACH LICENSOR PARTY SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND WITH REGARD TO THE LICENSOR PARTY’S PATENTS AND LICENSED PATENT RIGHTS, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE OR THE WARRANTY OF NON-INFRINGEMENT.

6.7 No Pending Claims. Each Party represents and warrants that as of the Effective Date, to its knowledge, there is no lawsuit or other legal action that is pending, threatened or planned by such Party or its Affiliates against any other Party or its Affiliates except for the Court Proceedings and the PTO Proceedings.

6.8 Representations of Juniper. Juniper hereby represents and warrants with respect to the Shares and the Warrant as follows:

6.8.1. Purchase Entirely for Own Account. The Shares and the Warrant are issued to Juniper in reliance upon Juniper’s representation to PAN that the Shares and the Warrant will be acquired for Juniper’s, or its Affiliate’s, own account, not as a nominee or agent, and not with a view to the distribution of any part thereof other than to an Affiliate.

6.8.2. Reliance upon Juniper’s Representations. Juniper understands that the Shares and the Warrant are not registered under the Securities Act on the basis that the issuance of such securities is exempt from registration under the Securities Act, and that any reliance by PAN on Section 4(a)(2) is predicated on Juniper’s representations set forth herein.

6.8.3. Accredited Investor Status. Juniper represents to PAN that Juniper is an Accredited Investor (as defined in the Securities Act).

6.8.4. Restricted Securities. Juniper understands and agrees that the Shares and the Warrant are “restricted securities” under the federal securities laws inasmuch as they are being acquired from PAN in a transaction not involving a public offering and that under such federal securities laws and applicable regulations, such securities may not be resold without an effective registration under the Securities Act or pursuant to Rule 144 or an exemption from the registration requirements to the Securities Act.

6.8.5. Legends. Juniper understands and agrees that the Shares and the Warrant shall bear a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

ARTICLE VII. REGISTRATION

7.1 Registration on Form S-3. PAN shall file pursuant to paragraph I.D of the General Instructions relating to automatic shelf offerings by well-known seasoned issuers, a registration statement on Form S-3 (the “Registration Statement”) under the Securities Act registering the resale of the Settlement Securities no later than the later of (i) June 10, 2014 or (ii) three (3) business days following the Stipulation Date (but in any event no sooner than the date on which the Warrant is issued). PAN shall:

7.1.1. keep the Registration Statement effective until the earlier to occur of (i) the date on which all of the Settlement Securities included in the Registration Statement have been sold or (ii) such time as Juniper is eligible to sell the Settlement Securities under Rule 144 of the Securities Act without regard to any of the restrictions described in such rule that would impact Juniper’s ability to sell such Settlement Securities pursuant to such rule;

7.1.2. prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) such amendments and supplements to the Registration Statement, the prospectus and, if required, any Free Writing Prospectus used in connection with the Registration Statement as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by the Registration Statement;

7.1.3. furnish to Juniper such numbers of copies of a prospectus, including any Free Writing Prospectus, as required by the Securities Act, and such other documents as Juniper may reasonably request in order to facilitate its disposition of the Settlement Securities;

7.1.4. use its reasonable efforts to cause all such Settlement Securities to be listed on the New York Stock Exchange; and

7.1.5. notify Juniper of the time when a supplement to any prospectus or Free-Writing Prospectus forming a part of the Registration Statement has been filed.

7.2 Expenses of Registration. All expenses incurred in connection with registrations, filings, or qualifications pursuant to this Article VII, including all registration, filing, and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for PAN shall be borne and paid by PAN.

7.3 Indemnification.

7.3.1. To the extent permitted by law, PAN will indemnify and hold harmless Juniper, and its officers, directors, legal counsel and accountants (“Juniper Indemnified Persons”), against any Damages, and PAN will pay to each Juniper Indemnified Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 7.3.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of PAN, which consent shall not be unreasonably withheld, conditioned, or delayed, nor shall PAN be liable for any Damages to the extent that they arise out of or are based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished to PAN by Juniper regarding Juniper’s name, the shares of PAN beneficially held by Juniper, and the number of shares to be registered and reflected in the registration statement and expressly stated to be for use in such registration. “Damages” means any loss, damage, or liability (joint or several) to which a Juniper Indemnified Person may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon any of the following (collectively, a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of PAN, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) any violation or alleged violation by PAN (or any of its agents or affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

7.3.2. To the extent permitted by law, Juniper will indemnify and hold harmless PAN, and its officers, directors, legal counsel and accountants (“PAN Indemnified Persons”), against any Damages, and Juniper will pay to each PAN Indemnified Person any legal or other expenses reasonably incurred thereby in connection with investigation or defending any claim or proceeding from which Damages may result, as such expenses are incurred, in each case to the extent, but only to the extent, that such Violation occurs solely in reliance upon and in conformity with written information furnished to PAN by Juniper regarding Juniper’s name, the shares of PAN beneficially held by Juniper, and the number of shares to be registered and reflected in the registration statement and expressly stated to be for use in such registration; provided, however, that the indemnity agreement contained in this Section 7.3.2 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Juniper, which consent shall not be unreasonably withheld, conditioned or delayed, and provided further, that in no event shall any indemnity under this Section 7.3.2 exceed the proceeds from the sale by Juniper of the Settlement Securities under such registration statement.

7.3.3. Promptly after receipt by a Juniper Indemnified Person or a PAN Indemnified Person (each an “Indemnified Person”) under this Section 7.3 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such Indemnified Person will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3.3 give such indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Person (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnified Person by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such action. The failure to give notice to an indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the Indemnified Person under this Section 7.3.3 solely to the extent that such failure prejudices such indemnifying party’s ability to defend such action. The obligations of the parties under this Section 7.3.3 shall survive the completion of any offering of Settlement Securities in a registration under this Agreement, and otherwise shall survive the termination of this Agreement.

7.3.4. If the indemnification provided for in this Section 7.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such Damages as well as any other relevant equitable considerations; provided, that in no event shall any contribution by Juniper under this Subsection7.3.4 exceed the proceeds from the sale by Juniper of the settlement securities under the registration statement. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.4 Reports under the Exchange Act. For so long as Juniper holds Settlement Securities (or until it can freely sell all such shares under Rule 144) PAN shall:

7.4.1. use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144; and

7.4.2. use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of PAN under the Securities Act and the Exchange Act.

7.5 Sales of Settlement Securities under the Registration Statement. Juniper agrees not to offer, sell or otherwise dispose of any Settlement Securities under the Registration Statement during any trading “blackout” period under PAN’s Insider Trading Policy; provided, however, that this restriction shall not apply to sales of Settlement Securities pursuant to Rule 144 or any other exemption.

7.6 Suspensions of Sales of Settlement Securities under the Registration Statement. At any time from and after the effective date of the Registration Statement, PAN may restrict offers and sales or other dispositions of the Settlement Securities under the Registration Statement, and Juniper will not be able to offer or sell or otherwise dispose of the Settlement Securities thereunder, by delivering a written notice (a “Suspension Notice”) to Juniper stating that a delay in the offer and sale or other disposition of the Settlement Securities is necessary because PAN, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of the Settlement Securities would require public disclosure by PAN of material nonpublic information that is not included in the Registration Statement and that immediate disclosure of such information would be materially detrimental to PAN; provided, however, that PAN may not suspend offers and sales or other dispositions of the Settlement Securities pursuant to this Section 7.6 for more than thirty (30) days each time and for more than sixty (60) days in the aggregate. Promptly following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, PAN shall use its commercially reasonable efforts to amend the Registration Statement and/or amend or supplement the related prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of the Settlement Securities to recommence as promptly as possible, and promptly notify Juniper in writing when such offers and sales or other dispositions of the Settlement Securities under the Registration Statement may recommence. Upon receipt of a Suspension Notice, Juniper shall immediately suspend their use of the Registration Statement and any prospectus included therein or forming a part thereof to offer and sell or otherwise dispose of the Settlement Securities, and shall not offer or sell or otherwise dispose of the Settlement Securities under the Registration Statement or any prospectus included therein or forming a part thereof until receipt of a notice from PAN pursuant to the preceding sentence that offers and sales or other dispositions of the Settlement Securities may recommence. Juniper shall keep the fact that PAN has delivered a Suspension Notice and any non-public information provided by PAN in connection therewith confidential, shall not disclose or reveal the Suspension Notice or any such information to any person or entity and shall not use such information for securities trading or any other purpose.

ARTICLE VIII. MISCELLANEOUS

8.1 No Admissions. Neither the entering of this Agreement, nor any provision provided for herein, shall be deemed as an admission or indication by any Party of any fact, valuation, royalty, wrongdoing, liability, infringement, or non-infringement, or of the validity or invalidity or the scope of any of the patents asserted in the Court Proceedings or any other patents to which this Agreement applies (and neither Party nor any of its Subsidiaries will, in any litigation or other proceeding, take any position inconsistent with the foregoing or use this Agreement or any part provision hereof in a manner inconsistent with the foregoing).

8.2 No Implied Rights; Enforcement of Patents. Except as expressly set forth herein, neither Party nor any third party shall acquire hereunder any right, title or interest in any of the Juniper Patents or PAN Patents, or in any intellectual property owned or controlled by Juniper or PAN. The releases, covenants not to sue and licenses granted hereunder do not transfer to any Party the right to institute any action against any third party for infringement of the Juniper Patents or PAN Patents.

8.3 No Rescission. The Parties hereby waive any claim or right to rescission of, or any attempt to rescind, this Agreement, whether such claim or right arises out of contract, law or equity, and further without regard to the alleged basis of such claim or right.

8.4 Limitation of Liability. The Parties shall not be liable to the other Parties or any other person or entity (under contract, strict liability, negligence, or other theory) for special, indirect, exemplary, incidental, or consequential damages, including ANY SUCH DAMAGES BASED ON lost profits, opportunities or savings, arising out of or related to the subject matter of this Agreement, even if advised of the possibility of the foregoing.

8.5 Choice of Law. The validity, construction and performance of this Agreement shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of California, without giving any effect to the rules relating to choice or conflict of laws. Any dispute, litigation, arbitration or other proceedings between the Parties arising out of or related to this Agreement shall take place in the County of Santa Clara, California.

8.6 Assignment of Agreement. This Agreement may not be assigned by either Party without the prior written consent of the other Party (which may be withheld for any reason or no reason), except that either Party may assign this Agreement to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or of that portion of its business pertaining to the subject matter of this Agreement with prompt written notice to the other Party of any such assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective lawful successors and assigns in accordance with its terms.

8.7 Assignment of Patents. The licenses and covenants in Article III and Sections 4.8 and 4.9 are intended to (and will) “run” with the Juniper Patents, PAN Patents and Covenant Patents and will apply to and be binding on any assignees, exclusive licensees or other transferees of the patents. For avoidance of doubt, the transferring party will require that any direct or indirect assignee, exclusive licensee or other transferee agree to be bound by such licenses and covenants and related immunities and will indemnify and hold harmless the other party and its Subsidiaries against any damages, costs and other liabilities (including attorneys’ fees) incurred by the other party and its Subsidiaries that result from any failure to cause such licenses and covenants to be so binding.

8.8 Compliance With Law. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be conformed and limited only to the extent necessary to bring it within the applicable legal requirements.

8.9 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the Parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

8.10 Use of Names, Publicity. Neither Party shall have the right to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other Party (except to the extent such use would be permitted by applicable law in the absence of an agreement between the Parties).

8.11 No Partnership. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, fiduciary or joint venture relationship between the Parties. Notwithstanding any of the provisions of this

Agreement, neither Party shall at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever.

8.12 Interpretation. The subject headings used in this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any provisions of this document. In addition, for purposes of construing or interpreting this Agreement, (a) unless the context otherwise requires, the singular includes the plural, and the plural includes the singular; (b) unless the context otherwise requires, the masculine includes the feminine and neutral genders, the feminine includes the masculine and neutral genders, and the neuter includes the male and female genders; (c) unless otherwise specified in this Agreement, references to “days” are to calendar days; (d) the terms “products” and “services” include products and services and components, parts and other portions thereof (whether hardware, software, data or other subject matter), and the term “suppliers” includes providers of products and services whether the products and services are provided by sale, lease, license, or otherwise; (e) the term “sell” (including “sale,” “sold” and other forms) and similar terms include selling, leasing, licensing and other terms under which products or services may be provided (and, when applied to software or other copyrightable subject matter, includes the granting of licenses to use or copy such software or other copyrightable subject matter).

8.13 No Oral Modification. No provision of this Agreement can be waived, modified, amended, or supplemented except in a writing that expressly references this Agreement and is signed by an authorized representative of each Party to be bound.

8.14 Waiver. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or failure to act in any other instance, whether or not similar.

8.15 No Construction Against Drafter. Because all Parties have participated in drafting, reviewing, and editing the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this contract shall be applied in any action whatsoever.

8.16 Integrated Agreement. This Agreement (including the exhibits and documents referenced herein to be filed in performance hereof) constitutes the entire understanding and contract between the Parties with respect to the subject matter referred to herein. Any and all other representations, understandings, or agreements, whether oral, written, or implied, with respect to the subject matter of this Agreement are merged into and superseded by the terms of this Agreement.

8.17 Notice. All notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered: (i) upon receipt if delivered by hand, or (ii) five (5) business days after being sent by prepaid, internationally recognized, air courier. All notices shall be addressed as follows:

If to Juniper: Juniper Networks, Inc. Attn: General Counsel 1194 N. Mathilda Ave. Sunnyvale, California 94089	If to PAN: Palo Alto Networks, Inc. Attn: General Counsel 4401 Great America Parkway Santa Clara, CA 95054

Copy to: Jonathan S. Kagan Irell & Manella LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, CA 90064	Copy to: Michael A. Jacobs Morrison & Foerster LLP 425 Market Street San Francisco, CA 94105-2482

8.18 Execution in Counterparts. This Agreement may be executed and delivered by facsimile or in a similar manner (e.g., PDF image of a manually executed signature page transmitted by email), and in any number of counterparts. When each Party has signed and delivered at least one counterpart to the other Party, each counterpart shall be deemed an original and all counterparts, taken together, shall constitute one and the same agreement, which shall be binding and effective on the Parties hereto. This Agreement shall not become binding on the Parties hereto unless it has been executed by authorized representatives of all Parties

8.19 Attorneys’ Fees. In the event of and to the extent any dispute between the Parties arising under or related to this Agreement, including any arbitration, litigation or other legal proceeding, the prevailing Party shall be entitled, in addition to any other remedies available hereunder, to reimbursement of its fees and expenses incurred in connection with such dispute, including without limitation, attorneys’ fees and costs, and fees and costs of arbitration or suit.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have approved and executed this Agreement as of the Effective Date.

Juniper Networks, Inc.		Palo Alto Networks, Inc.

By:	/s/ Mitchell L. Gaynor	By:	/s/ Mark D. McLaughlin

Name:	Mitchell L. Gaynor	Name:	Mark D. McLaughlin

Title:	Executive Vice President, General Counsel and Secretary	Title:	President & CEO

EXHIBIT A

Juniper Patents

U.S. Pat. No. 6,772,347

U.S. Pat. No. 7,093,280

U.S. Pat. No. 7,302,700

U.S. Pat. No. 7,650,634

U.S. Pat. No. 7,779,459

U.S. Pat. No. 8,077,723

U.S. Pat. No. 7,734,752

U.S. Pat. No. 7,107,612

U.S. Pat. No. 7,769,851

U.S. Pat. No. 7,953,895

U.S. Pat. No. 8,127,349

EXHIBIT B

PAN Patents

U.S. Pat. No. 5,887,139

U.S. Pat. No. 7,779,096

U.S. Pat. No. 7,797,439

EXHIBIT C

Forms of Stipulations of Dismissal and Agreed Orders of Dismissal

[Attached]

[EXHIBIT C-1 TO SETTLEMENT AGREEMENT]

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

JUNIPER NETWORKS, INC.,	)
)
Plaintiff,	)
	)	C.A. No. 11-1258-SLR
v.	)
)
PALO ALTO NETWORKS, INC.,	)
)
Defendant.	)

STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Federal Rule of Civil Procedure 41(a)(l)(A)(ii), plaintiff Juniper Networks, Inc. and defendant Palo Alto Networks, Inc. hereby jointly move and stipulate that all claims between the parties be dismissed with prejudice, with each party to bear its own costs, expenses and attorneys’ fees.

MORRIS, NICHOLS, ARSHT & TUNNELL LLP		POTTER ANDERSON & CORROON LLP

By:	/s/ Jennifer Ying	By:	/s/ Philip A. Rovner

Jack B. Blumenfeld (#1014) Jennifer Ying (#5550) 1201 N. Market Street P.O. Box 1347 Wilmington, DE 19801 (302) 658-9200 jblumenfeld@mnat.com jying@mnat.com		Philip A. Rovner (#3215) Jonathan A. Choa (#5319) Hercules Plaza P.O. Box 951 Wilmington, DE 19899 (302) 984-6000 provner@potteranderson.com jchoa@potteranderson.com

OF COUNSEL:	OF COUNSEL:

Morgan Chu Jonathan S. Kagan Lisa S. Glasser David McPhie IRELL & MANELLA LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, CA 90067-4276 (310) 277-1010 Attorneys for Plaintiff Juniper Networks

Harold J. McElhinny

Michael A. Jacobs

Matthew I. Kreeger

Daniel P. Muino

Matthew A. Chivvis

MORRISON & FOERSTER LLP

425 Market Street

San Francisco, CA 94105-2482

(415) 268-7000

Daralyn J. Durie

Ryan M. Kent

DURIE TANGRI LLP

217 Leidesdorff Street

San Francisco, CA 94111

(415) 362-6666

Attorneys for Defendant Palo Alto Networks

SO ORDERED THIS      day of             , 2014.

Sue L. Robinson
United States District Court Judge

2

[EXHIBIT C-2 TO SETTLEMENT AGREEMENT]

[See signature page for Counsel.]

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

OAKLAND DIVISION

PALO ALTO NETWORKS, INC., Plaintiff and Counter-Defendant, v. JUNIPER NETWORKS, INC., Defendant and Counterclaimant.	Case Number: C 13-04510 SBA JOINT STIPULATION OF DISMISSAL WITH PREJUDICE Judge: Hon. Saundra B. Armstrong

JOINT STIPULATION OF DISMISSAL WITH PREJUDICE

CASE NO. 13-04510

Plaintiff and counterclaim-defendant Palo Alto Networks, Inc. and defendant and counterclaim-plaintiff Juniper Networks, Inc. hereby stipulate to the dismissal with prejudice of all claims and counterclaims between them in this action pursuant to Federal Rules of Civil Procedure 41(a)(1)(A)(ii) and (c), with each party to bear its own costs, expenses, and attorneys’ fees.

Dated: May , 2014	/s/ Richard S.J. Hung

HAROLD J. MCELHINNY (BAR NO. 66781)

MICHAEL A. JACOBS (BAR NO. 111664)

MATTHEW I. KREEGER (BAR NO. 153793)

RICHARD S.J. HUNG (BAR NO. 197425)

MORRISON & FOERSTER LLP

425 Market Street

San Francisco, California 94105-2482

	Telephone: Facsimile:	(415) 268-7000 (415) 268-7522
Attorneys for Plaintiff PALO ALTO NETWORKS, INC.

Dated: May , 2014	/s/ Lisa S. Glasser
IRELL & MANELLA LLP MORGAN CHU (BAR NO. 70446) JONATHAN S. KAGAN (BAR NO. 166039) 1800 Avenue of the Stars, Suite 900 Los Angeles, California 90067-4276
	Telephone: Facsimile:	(310) 277-1010 (310) 203-7199

LISA S. GLASSER (BAR NO. 223406) DAVID C. MCPHIE (BAR NO. 231520) 840 Newport Center Drive, Suite 400 Newport Beach, California 92660-6324
	Telephone: Facsimile:	(949) 760-0991 (949) 760-5200
Attorneys for Defendant JUNIPER NETWORKS, INC.

[PROPOSED] ORDER

PURSUANT TO STIPULATION, IT IS SO ORDERED.

Dated:

HONORABLE SAUNDRA B. ARMSTRONG
United States District Court Judge

JOINT STIPULATION OF DISMISSAL WITH PREJUDICE	1
CASE NO. 13-04510

[EXHIBIT C-3 TO SETTLEMENT AGREEMENT]

HAROLD J. MCELHINNY (BAR NO. 66781)
Email: HMcElhinny@mofo.com
MICHAEL A. JACOBS (BAR NO. 111664)
Email: MJacobs@mofo.com
MIRIAM A. VOGEL (BAR NO. 67822)
Email: MVogel@mofo.com
RICHARD S.J. HUNG (BAR NO. 197425)
Email: RHung@mofo.com
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, California 94105-2482
Telephone: 415.268.7000
Facsimile: 415.268.7522

Attorneys for Plaintiffs
NIR ZUK AND PALO ALTO NETWORKS, INC.

JONATHAN S. KAGAN (166039)
HARRY A. MITTLEMAN (172343)
LISA S. GLASSER (223406)
BRYANT Y. YANG (252943)
IRELL & MANELLA LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

Attorneys for Defendant
JUNIPER NETWORKS, INC.

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

NIR ZUK and PALO ALTO NETWORKS, INC.,	Case No. 113CV253876

Plaintiffs,	STIPULATION AND [PROPOSED]
ORDER OF DISMISSAL
v.
JUNIPER NETWORKS, INC., Defendant.	Action Filed: September 30, 2013 Judge: Hon. James P. Kleinberg Department: 1

STIPULATION AND [PROPOSED] ORDER OF DISMISSAL

The parties having reached a settlement, plaintiff Palo Alto Networks, Inc. and defendant Juniper Networks, Inc. hereby stipulate and request, through their respective counsel of record, that the Court dismiss the entire action with prejudice as to all claims in this litigation. The parties have concurrently moved for a dismissal of the appeal of this action in the Court of Appeal of the State of California, Sixth Appellate District (Case No. H040772). Each party is to bear its own attorneys’ fees, expenses and costs.

DATED: May , 2014	MORRISON & FOERSTER LLP

	By:	/s/ Richard J. Hung
Richard J. Hung

Attorneys for Plaintiffs
NIR ZUK AND PALO ALTO NETWORKS, INC.

DATED: May , 2014	IRELL & MANELLA LLP

	By:	/s/ Lisa S. Glasser
Lisa S. Glasser

Attorneys for Defendant
JUNIPER NETWORKS, INC.

[PROPOSED] ORDER

IT IS HEREBY ORDERED THAT the complaint in this action is dismissed in its entirety, with prejudice. Each party shall bear its own fees and costs.

Dated:
HONORABLE JAMES P. KLEINBERG
Judge of the Superior Court

1

STIPULATION AND [PROPOSED] ORDER OF DISMISSAL

No. H040772

[EXHIBIT C-4 TO SETTLEMENT

AGREEMENT]

IN THE COURT OF APPEAL

OF THE STATE OF CALIFORNIA

SIXTH APPELLATE DISTRICT

NIR ZUK AND PALO ALTO NETWORKS, INC.,

Plaintiffs and Appellants,

v.

JUNIPER NETWORKS, INC.,

Defendant and Respondent.

On Appeal from Order of the Santa Clara County Superior Court,

Case No. 1-13-CV-253876, Hon. James P. Kleinberg, Judge Presiding

NOTICE OF SETTLEMENT AND JOINT STIPULATION

FOR DISMISSAL OF APPEAL

HAROLD J. MCELHINNY (SBN 6671) MICHAEL A. JACOBS (SBN 111664) RICHARD S.J. HUNG (SBN 197425) MORRISON & FOERSTER LLP 425 Market Street San Francisco, California 94105-2482		JONATHAN S. KAGAN (SBN 166039) HARRY A. MITTLEMAN (SBN 172343) BRYANT Y. YANG (SBN 252943) IRELL & MANELLA LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, California 90067-4276
Tel.:	(415) 268.7000	Tel:	(310) 277-1010
Fax:	(415) 268-7522	Fax:	(310) 203-7199
Email:	HMcelhinny@mofo.com	Email:	jkagan@irell.com
	MJacobs@mofo.com		hmittleman@irell.com
	RHung@mofo.com		byang@irell.com

MIRIAM A. VOGEL (SBN 67822) MORRISON & FOERSTER LLP 707 Wilshire Boulevard Los Angeles, California 90017-3543		Attorneys for Respondent Juniper Networks, Inc.
Tel.:	(213) 892-5200
Fax:	(213) 892-5454
Email:	MVogel@mofo.com

Attorneys for Appellants Nir Zuk and Palo Alto Networks, Inc.

Pursuant to California Rules of Court, Rule 8.244(a)(1), Plaintiffs/Appellants Nir Zuk and Palo Alto Networks, Inc., hereby notify the Court that they have reached a settlement of the above captioned matter with Defendant/Respondent, Juniper Networks, Inc.

Pursuant to Rule 8.244(c)(1), the parties hereby stipulate to the dismissal of the within-entitled appeal and request this court to enter an order dismissing the appeal with prejudice, with each party to bear its own attorneys’ fees, expenses and costs.

Respectfully submitted by:

Date:	MORRISON & FOERSTER LLP

By:
Miriam A. Vogel

Attorneys for Appellants NIR ZUK and PALO ALTO NETWORKS, INC.

Date:	IRELL & MANELLA, LLP

By:
Harry A. Mittleman

Attorneys for Respondents JUNIPER NETWORKS, INC.

1

No. H040772

IN THE COURT OF APPEAL

OF THE STATE OF CALIFORNIA

SIXTH APPELLATE DISTRICT

NIR ZUK AND PALO ALTO NETWORKS, INC.,

Plaintiffs and Appellants,

v.

JUNIPER NETWORKS, INC.,

Defendant and Respondent.

On Appeal from Order of the Santa Clara County Superior Court,

Case No. 1-13-CV-253876, Hon. James P. Kleinberg, Judge Presiding

PROPOSED ORDER

HAROLD J. MCELHINNY (SBN 6671) MICHAEL A. JACOBS (SBN 111664) RICHARD S.J. HUNG (SBN 197425) MORRISON & FOERSTER LLP 425 Market Street San Francisco, California 94105-2482		JONATHAN S. KAGAN (SBN 166039) HARRY A. MITTLEMAN (SBN 172343) BRYANT Y. YANG (SBN 252943) IRELL & MANELLA LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, California 90067-4276
Tel.:	(415) 268.7000	Tel:	(310) 277-1010
Fax:	(415) 268-7522	Fax:	(310) 203-7199
Email:	HMcelhinny@mofo.com	Email:	jkagan@irell.com
	MJacobs@mofo.com		hmittleman@irell.com
	RHung@mofo.com		byang@irell.com

MIRIAM A. VOGEL (SBN 67822) MORRISON & FOERSTER LLP 707 Wilshire Boulevard Los Angeles, California 90017-3543		Attorneys for Respondent Juniper Networks, Inc.
Tel.:	(213) 892-5200
Fax:	(213) 892-5454
Email:	MVogel@mofo.com

Attorneys for Appellants Nir Zuk and Palo Alto Networks, Inc.

The Appeal in this matter, Nir Zuk and Palo Alto Networks., Inc. v. Juniper Networks, Inc., Case No. H040772, is hereby dismissed with prejudice, with each party to bear its own attorneys’ fees, expenses and costs.

DATED:

PRESIDING JUSTICE

1

Case IPR2013-00369	U.S. Patent No. 7,107,612 Inter Partes Review

[EXHIBIT C-5 TO SETTLEMENT AGREEMENT]

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

Palo Alto Networks, Inc.

Petitioner

v.

Juniper Networks, Inc.

Patent Owner

Patent No. 7,107,612

Issue Date: September 12, 2006

Title: METHOD, APPARATUS AND COMPUTER PROGRAM PRODUCT

FOR A NETWORK FIREWALL

Inter Partes Review No. IPR2013-00369

PALO ALTO NETWORKS, INC.’S AND JUNIPER NETWORKS, INC.’S

JOINT MOTION TO TERMINATE PROCEEDING

PURSUANT TO 35 U.S.C. § 317

1

Case IPR2013-00369	U.S. Patent No. 7,107,612
Inter Partes Review

Pursuant to 35 U.S.C. § 317(a), Palo Alto Networks, Inc. (“Petitioner”) and Juniper Networks, Inc. (“Patent Owner”) jointly move for termination of inter partes review of U.S. Patent No. 7,107,612, Case No. IPR2013-00369, with the United States Patent and Trademark Office.

“An inter partes review instituted under this chapter shall be terminated with respect to any petitioner upon the joint request of the petitioner and the patent owner, unless the Office has decided the merits of the proceeding before the request for termination is filed.” 35 U.S.C. 317(a) (emphasis added).

To date, the Office has not decided the merits of this proceeding. Petitioner filed its petition for inter partes review on June 20, 2013. The inter partes review was subsequently instituted, but Petitioner has yet to submit its reply brief in opposition to Patent Owner’s response. Nor has Petitioner yet responded to Patent Owner’s motion to amend the claims of U.S. Patent No. 7,107,612. The oral hearing is not scheduled to take place until August 19, 2014.

The parties have now settled their dispute, and have reached agreement to terminate this inter partes review. The Settlement Agreement is in writing, and a true copy shall be filed with the Office.

The Settlement Agreement finally resolves outstanding litigation between the parties involving the ’612 patent. There are no other parties to that litigation,

2

Case IPR2013-00369	U.S. Patent No. 7,107,612
Inter Partes Review

and no other pending litigation proceedings involving the ’612 patent. Moreover, Petitioner does not intend to participate further in this inter partes review proceeding regardless of the outcome of this joint motion. That means Petitioner will file no reply to Juniper’s Patent Owner Response and will file no opposition to Juniper’s Motion to Amend Claims. Nor will Petitioner complete any cross examination of Juniper’s expert witness Dr. Jim Jansen. Petitioner and Patent Owner understand that no estoppel under 35 U.S.C. § 315(e) shall attach to Petitioner pursuant to 35 U.S.C. § 317(a).

Accordingly, in light of the facts set forth above and the relatively early stage of this proceeding, the parties jointly request that the Office terminate this inter partes review in its entirety as to both Petitioner and Patent Owner. See Oracle Corp. v. Clouding IP, LLC, Case IPR2013-00073, Paper 21 (July 22, 2013) (terminating inter partes review proceeding at similar stage with respect to both petitioner and patent owner).

3

Case IPR2013-00369	U.S. Patent No. 7,107,612
Inter Partes Review

Dated: 2014	Respectfully submitted:

Matthew I. Kreeger
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, California 94105
(415) 268-7000

Michael J. Schallop
VAN PELT, YI & JAMES LLP
10050 N. Foothill Blvd., Ste. 200
Cupertino, CA 95014

ATTORNEYS FOR PETITIONER

David McPhie, Esq., Reg. 56,412
Benjamin Haber, Esq., Reg. 67,129
Lisa Glasser, Esq., pro hac vice
IRELL & MANELLA LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA 92660
(949) 706-5200

ATTORNEYS FOR PATENT OWNER

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Case IPR2013-00466	U.S. Patent No. 7,734,752
Inter Partes Review

[EXHIBIT C-6 TO SETTLEMENT AGREEMENT]

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

Palo Alto Networks, Inc.

Petitioner

v.

Juniper Networks, Inc.

Patent Owner

Patent No. 7,734,752

Issue Date: June 8, 2010

Title: INTELLIGENT INTEGRATED NETWORK SECURITY DEVICE

FOR HIGH-AVAILABILITY APPLICATIONS

Inter Partes Review No. IPR2013-00466

PALO ALTO NETWORKS, INC.’S AND JUNIPER NETWORKS, INC.’S

JOINT MOTION TO TERMINATE PROCEEDING

PURSUANT TO 35 U.S.C. § 317

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Case IPR2013-00466	U.S. Patent No. 7,734,752
Inter Partes Review

Pursuant to 35 U.S.C. § 317(a), Palo Alto Networks, Inc. (“Petitioner”) and Juniper Networks, Inc. (“Patent Owner”) jointly move for termination of inter partes review of U.S. Patent No. 7,734,752, Case No. IPR2013-00466, with the United States Patent and Trademark Office.

“An inter partes review instituted under this chapter shall be terminated with respect to any petitioner upon the joint request of the petitioner and the patent owner, unless the Office has decided the merits of the proceeding before the request for termination is filed.” 35 U.S.C. 317(a) (emphasis added).

To date, the Office has not decided the merits of this proceeding. Petitioner filed its petition for inter partes review on July 23, 2013. The inter partes review was subsequently instituted, but Petitioner has yet to submit its reply brief in opposition to Patent Owner’s response. The oral hearing is not scheduled to take place until September 23, 2014.

The parties have settled their dispute, and have reached agreement to terminate this inter partes review. The Settlement Agreement is in writing, and a true copy shall be filed with the Office.

The Settlement Agreement finally resolves outstanding litigation between the parties involving the ’752 patent. There are no other parties to that litigation, and no other pending litigation proceedings involving the ’752 patent. Moreover,

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Case IPR2013-00466	U.S. Patent No. 7,734,752
Inter Partes Review

Petitioner does not intend to participate further in this inter partes review proceeding regardless of the outcome of this joint motion. That means Petitioner will file no reply to Juniper’s Patent Owner Response. Nor will Petitioner complete any cross examination of Juniper’s expert witness Dr. Kevin Almeroth.

Petitioner and Patent Owner understand that no estoppel under 35 U.S.C. § 315(e) shall attach to Petitioner pursuant to 35 U.S.C. § 317(a).

Accordingly, in light of the facts set forth above and the relatively early stage of this proceeding, the parties jointly request that the Office terminate this inter partes review in its entirety as to both Petitioner and Patent Owner. See Oracle Corp. v. Clouding IP, LLC, Case IPR2013-00073, Paper 21 (July 22, 2013) (terminating inter partes review proceeding at similar stage with respect to both petitioner and patent owner).

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Case IPR2013-00466	U.S. Patent No. 7,734,752
Inter Partes Review

Dated: 2014	Respectfully submitted:

Matthew I. Kreeger
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, California 94105
(415) 268-7000

Michael J. Schallop
VAN PELT, YI & JAMES LLP
10050 N. Foothill Blvd., Ste. 200
Cupertino, CA 95014

ATTORNEYS FOR PETITIONER

David McPhie, Esq., Reg. 56,412
Benjamin Haber, Esq., Reg. 67,129
Lisa Glasser, Esq., pro hac vice
IRELL & MANELLA LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA 92660
(949) 706-5200

ATTORNEYS FOR PATENT OWNER

4

EXHIBIT D

Form of Warrant

[Attached]

EXHIBIT D

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE STOCK

Corporation:	PALO ALTO NETWORKS, INC.,
a Delaware corporation
Number of Shares:	463,177 shares
Class of Stock:	Common Stock
Warrant Price:	$0.0001 per share
Issue Date:	May [—], 2014
Expiration Date:	December [—], 2014

THIS WARRANT TO PURCHASE STOCK (THIS “WARRANT”) CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, Juniper Networks, Inc., a Delaware, or its assignee (“Holder”), is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the “Shares”) of PALO ALTO NETWORKS, INC. (the “Company”) at the Warrant Price, all as set forth above and as adjusted pursuant to the terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1

EXERCISE

1.1 Method of Exercise.

1.1.1 Holder may exercise this Warrant, in whole or in part at any time prior to the Expiration Date, by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix I to the principal office of the Company (or such other appropriate location as Holder is so instructed by the Company).

1.1.2 Upon exercise of this Warrant, in whole or in part, Holder shall receive a number of Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to Holder that number of Shares computed using the following formula:

X	=	Y (A – B)
A

Where:

X	=	The number of Shares to be issued to Holder

Y	=	The number of Shares being exercised under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	=	The fair market value of one Share (at the date of such calculation)

B	=	The Warrant Price per share (as adjusted to the date of such calculation)

1.2 Calculation of FMV. For purposes of the calculation above, the fair market value of one Share shall be the volume-weighted sales price per share rounded to four decimal places of the Common Stock on the New York Stock Exchange for the consecutive period of five (5) business days beginning at 9:30am New York time on the fifth (5th) business day immediately preceding the date of such calculation and concluding at 4:00 p.m. New York time on the first (1st) business day immediately preceding the date of such calculation, as calculated by Bloomberg Financial LP under the function “VWAP” for the Bloomberg security “PANW US Equity.”

1.3 Automatic Exercise. If the Holder has not elected to exercise this Warrant prior to the Expiration Date, then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to Section 1.1.2 effective immediately prior to the expiration of the Warrant to the extent such net issue exercise would result in the issuance of Shares, unless Holder shall earlier provide written notice to the Company that the Holder desires that this Warrant expire unexercised. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof.

1.4 Delivery of Shares and New Warrant. Within two (2) business days after Holder exercises this Warrant, the Company shall deliver to Holder the Shares so acquired, provided that such Shares shall be deemed delivered upon the Company’s delivery of evidence of a book-entry or similar position through The Depository Trust & Closing Corporation or any other depository or similar functionary, credited to an account for the benefit of Holder. If this Warrant has not been fully exercised and has not expired, a new warrant representing the Shares not so acquired shall be issued to Holder.

1.5 Replacement of Warrant. In the case of loss, theft or destruction of this Warrant, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

ARTICLE 2

ADJUSTMENTS TO THE SHARES AND NOTIFICATION OF CERTAIN EVENTS

2.1 Fractional Shares. No fractional Shares shall be issuable upon exercise of this Warrant and the Number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise of this Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value, as determined by the Company’s Board of Directors, of a full Share.

2.2 Adjustments. Subject to the expiration of this Warrant pursuant to Section 5.1, the number and kind of shares purchasable hereunder and the Warrant Price therefor are subject to adjustment from time to time, as follows:

2.2.1 Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

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2.2.2 Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

2.2.3 Subdivisions and Combinations. In the event that the outstanding shares of common stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Warrant Price shall be proportionately decreased, and in the event that the outstanding shares of common stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Warrant Price shall be proportionately increased.

2.2.4 Notice of Adjustments. Upon any adjustment in accordance with this Section 2.2, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Warrant Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Warrant Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

2.3 Notification of Certain Events. Prior to the Expiration Date, in the event that the Company shall authorize:

2.3.1 the issuance of any dividend or other distribution on the capital stock of the Company (other than (i) dividends or distributions otherwise provided for in Section 2.2.4, or (ii) any repurchases of common stock of the Company), whether in cash, property, stock or other securities; or

2.3.2 the voluntary liquidation, dissolution or winding up of the Company the Company shall send to the Holder at least ten (10) days prior written notice of the date on which a record shall be taken for any such dividend or distribution specified in clause 2.3.1 or the expected effective date of any such other event specified in clause 2.3.2. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent of the Holder.

ARTICLE 3

REPRESENTATIONS AND COVENANTS OF THE COMPANY

3.1 Representations and Warranties. The Company hereby represents and warrants to Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.2 Reservation of Stock. The Company hereby represents and warrants to Holder that sufficient shares of the Company’s Common Stock have been reserved and are available for issuance from its authorized and unissued shares of Common Stock for the purpose of effecting the exercise of this Warrant, and such shares will remain available at all times until the date this Warrant has been exercised in full or, if earlier, the Expiration Date.

3

ARTICLE 4

INVESTMENT REPRESENTATIONS AND COVENANTS OF HOLDER

With respect to the acquisition of this Warrant and any of the Shares, Holder hereby represents and warrants to, and agrees with, the Company as follows:

4.1 Purchase Entirely for Own Account. This Warrant is issued to Holder in reliance upon Holder’s representation to the Company that this Warrant and the Shares will be acquired for investment for Holder’s, or its affiliate’s, own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof other than to an affiliate, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same other than to an affiliate. By executing this Warrant, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person, other than an affiliate, to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares.

4.2 Reliance upon Holder’s Representations. Holder understands that this Warrant and the Shares are not registered under the Act on the ground that the issuance of such securities is exempt from registration under the Act, and that the Company’s reliance on such exemption is predicated on Holder’s representations set forth herein.

4.3 Accredited Investor Status. Holder represents to the Company that Holder is an Accredited Investor (as defined in the Act).

4.4 Restricted Securities. Holder understands that this Warrant and the Shares are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

ARTICLE 5

MISCELLANEOUS

5.1 Term; Exercise Upon Expiration. This Warrant is exercisable in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company agrees that Holder may terminate this Warrant, upon notice to the Company, at any time in its sole discretion.

5.2 Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO RULE 144 OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without (i) compliance with applicable federal and state securities laws by the transferor and the transferee, and (ii) if requested by Company, an opinion of counsel, reasonably satisfactory to Company, to the effect that such transfer or assignment is in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the restrictions in this Section 5.3.

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5.4 Transfer Procedure. Subject to the provisions of Section 5.3 and the prior written consent of the Company, Holder may transfer all or part of this Warrant to its affiliates, and such affiliate shall then be entitled to all the rights and bound by all of the obligations of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any stock issued upon exercise of this Warrant is issued in the name of the affiliate that exercises this Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder hereof and its respective permitted successors and assigns. Any transferee shall be bound by the obligations and restrictions of this Warrant as if the original holder hereof.

5.5 Notices. All notices and other communications from the Company to Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or sent via a nationally recognized overnight courier service, fee prepaid, or on the first business day after transmission by facsimile, at such address or facsimile number as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time. Effective upon the receipt of executed Warrant, all notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Juniper Networks, Inc.

Attn: Mitchell Gaynor, Esq.

1194 North Mathilda Avenue

Sunnyvale, California 94089

Facsimile No. (408) 936-3286

All notices to the Company shall be addressed as follows:

Palo Alto Networks, Inc.

Attn: Jeff True, Esq.

4301 Great America Parkway

Santa Clara, CA 95054

Facsimile No. (408) 753-4001

5.6 Amendments; Waiver. This Warrant and any term hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.9 Public Disclosure. The Company shall file a copy of this Warrant with the U.S. Securities and Exchange Commission not later than four (4) business days after the issue date in order to comply with its obligations under federal securities laws.

5.10 Rights as a Stockholder. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

[signature on following page]

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PALO ALTO NETWORKS, INC.

By:

Name:

Title:

[Signature Page to Warrant]

APPENDIX I

NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase                 shares of the Common Stock of Palo Alto Networks, Inc. pursuant to the terms of the attached Warrant. In the event that this Warrant is not fully exercised and has not expired, the Company will issue to Holder a new warrant representing the Shares not acquired.

2. Please issue said shares in the name of the undersigned or in such other name as is specified below:

Juniper Networks, Inc.

Attn: Mitchell Gaynor, Esq.

1194 North Mathilda Avenue

Sunnyvale, California 94089

Facsimile No. (408) 936-3286

3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

JUNIPER NETWORKS, INC. or Assignee

(Signature)

(Name and Title)

(Date)